Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$11,996	10,794	11.1%	11.1	—

Europe	4,727	4,844	(2.4)	(7.8)	5.4
Western Hemisphere excluding U.S.	1,171	1,059	10.5	12.8	(2.3)
Asia-Pacific, Africa	3,457	3,299	4.8	9.4	(4.6)
International	9,355	9,202	1.6	0.7	0.9

Worldwide	$21,351	19,996	6.8%	6.4	0.4

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$34,435	31,161	10.5%	10.5	—

Europe	15,448	15,540	(0.6)	(1.0)	0.4
Western Hemisphere excluding U.S.	3,383	3,084	9.7	15.0	(5.3)
Asia-Pacific, Africa	10,498	10,266	2.2	8.7	(6.5)
International	29,329	28,890	1.5	4.2	(2.7)

Worldwide	$63,764	60,051	6.2%	7.5	(1.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
segment of business

Innovative Medicine (1,2)
U.S.	8,249	7,438	10.9	10.9	—
International	5,644	5,776	(2.3)	(4.3)	2.0
	13,893	13,214	5.1	4.3	0.8

Innovative Medicine excluding COVID-19 Vaccine (1,2)
U.S.	8,249	7,438	10.9	10.9	—
International	5,603	5,287	5.9	4.3	1.6
	13,852	12,725	8.9	8.2	0.7

MedTech
U.S.	3,747	3,356	11.6	11.6	—
International	3,711	3,426	8.3	9.2	(0.9)
	7,458	6,782	10.0	10.4	(0.4)

U.S.	11,996	10,794	11.1	11.1	—
International	9,355	9,202	1.6	0.7	0.9
Worldwide	21,351	19,996	6.8	6.4	0.4

U.S.	11,996	10,794	11.1	11.1	—
International	9,314	8,713	6.9	6.3	0.6
Worldwide excluding COVID-19 Vaccine (1)	$21,310	19,507	9.2%	9.0	0.2

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales reconciliation schedules.
(2) Previously referred to as Pharmaceutical

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by
segment of business

Innovative Medicine (1,2)
U.S.	23,090	21,229	8.8	8.8	—
International	17,947	18,171	(1.2)	0.8	(2.0)
	41,037	39,400	4.2	5.1	(0.9)

Innovative Medicine excluding COVID-19 Vaccine (1,2)
U.S.	23,090	21,109	9.4	9.4	—
International	16,874	16,801	0.4	2.7	(2.3)
	39,964	37,910	5.4	6.4	(1.0)

MedTech
U.S.	11,345	9,932	14.2	14.2	—
International	11,382	10,719	6.2	10.0	(3.8)
	22,727	20,651	10.0	12.0	(2.0)

U.S.	34,435	31,161	10.5	10.5	—
International	29,329	28,890	1.5	4.2	(2.7)
Worldwide	63,764	60,051	6.2	7.5	(1.3)

U.S.	34,435	31,041	10.9	10.9	—
International	28,256	27,520	2.7	5.5	(2.8)
Worldwide excluding COVID-19 Vaccine (1)	$62,691	58,561	7.1%	8.4	(1.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales reconciliation schedules.
(2) Previously referred to as Pharmaceutical

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2023		2022		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$21,351	100.0	$19,996	100.0	6.8
Cost of products sold	6,606	30.9	6,172	30.9	7.0
Gross Profit	14,745	69.1	13,824	69.1	6.7
Selling, marketing and administrative expenses	5,400	25.3	4,975	24.9	8.5
Research and development expense	3,447	16.2	3,485	17.4	(1.1)
In-process research and development impairments	206	1.0	—	—
Interest (income) expense, net	(182)	(0.8)	(99)	(0.5)
Other (income) expense, net	499	2.3	226	1.1
Restructuring	158	0.7	65	0.3
Earnings before provision for taxes on income	5,217	24.4	5,172	25.9	0.9
Provision for taxes on income	908	4.2	862	4.3	5.3
Net earnings from Continuing Operations	$4,309	20.2	$4,310	21.6	0.0
Net earnings from Discontinued Operations, net of tax	21,719		148
Net earnings	$26,028		$4,458

Net earnings per share (Diluted) from Continuing Operations	$1.69		$1.62		4.3
Net earnings per share (Diluted) from Discontinued Operations	$8.52		$0.06

Average shares outstanding (Diluted)	2,549.7		2,661.3

Effective tax rate from Continuing Operations	17.4%		16.7%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$8,033	37.6	$7,060	35.3	13.8
Net earnings from Continuing Operations	$6,777	31.7	$5,938	29.7	14.1
Net earnings per share (Diluted) from Continuing Operations	$2.66		$2.23		19.3
Effective tax rate from Continuing Operations	15.6%		15.9%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2023		2022		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$63,764	100.0	$60,051	100.0	6.2
Cost of products sold	19,755	31.0	18,512	30.8	6.7
Gross Profit	44,009	69.0	41,539	69.2	5.9
Selling, marketing and administrative expenses	15,702	24.6	14,907	24.8	5.3
Research and development expense	10,605	16.6	10,425	17.4	1.7
In-process research and development impairments	255	0.4	610	1.0
Interest (income) expense, net	(277)	(0.4)	(137)	(0.2)
Other (income) expense, net	7,055	11.1	15	0.0
Restructuring	433	0.6	200	0.4
Earnings before provision for taxes on income	10,236	16.1	15,519	25.8	(34.0)
Provision for taxes on income	1,042	1.7	2,376	3.9	(56.1)
Net earnings from Continuing Operations	$9,194	14.4	$13,143	21.9	(30.0)
Net earnings from Discontinued Operations, net of tax	21,910		1,278
Net earnings	$31,104		$14,421

Net earnings per share (Diluted) from Continuing Operations	$3.53		$4.93		(28.4)
Net earnings per share (Diluted) from Discontinued Operations	$8.42		$0.48

Average shares outstanding (Diluted)	2,603.4		2,667.5

Effective tax rate from Continuing Operations	10.2%		15.3%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$23,574	37.0	$21,491	35.8	9.7
Net earnings from Continuing Operations	$19,847	31.1	$18,364	30.6	8.1
Net earnings per share (Diluted) from Continuing Operations	$7.62		$6.89		10.6
Effective tax rate from Continuing Operations	15.8%		14.6%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Third Quarter
	(Dollars in Millions Except Per Share Data)	2023	2022
	Net Earnings from Continuing Operations, after tax- as reported	$4,309	$4,310

	Pre-tax Adjustments
	Litigation related	(51)	219
	Intangible Asset Amortization expense	1,132	958
	COVID-19 Vaccine related costs [1]	44	377
	Restructuring related [2]	384	92
	Medical Device Regulation [3]	74	78
	Acquisition, integration and divestiture related	22	-
	(Gains)/losses on securities	1,005	164
	IPR&D impairments	206	-

	Tax Adjustments
	Tax impact on special item adjustments [4]	(482)	(312)
	Tax legislation and other tax related	134	52
	Adjusted Net Earnings from Continuing Operations, after tax	$6,777	$5,938
	Average shares outstanding (Diluted)	2,549.7	2,661.3
	Adjusted net earnings per share (Diluted) from Continuing Operations	$2.66	$2.23
	Operational adjusted net earnings per share (Diluted) from Continuing Operations	$2.54

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $149 million in the quarter ($424 million Q3 YTD) include the termination of partnered and non-partnered program costs and asset impairments.

	In the third quarter of 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense in the quarter of $235 million primarily includes inventory and instrument reserves related to the market and product exits.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Nine Months Ended
	(Dollars in Millions Except Per Share Data)	2023	2022
	Net Earnings from Continuing Operations, after tax- as reported	$9,194	$13,143

	Pre-tax Adjustments
	Litigation related	6,986	604
	Intangible Asset Amortization expense	3,384	2,967
	COVID-19 Vaccine related costs [1]	653	653
	Restructuring related [2]	659	253
	Medical Device Regulation [3]	223	208
	Acquisition, integration and divestiture related	102	-
	(Gains)/losses on securities	1,076	684
	IPR&D impairments	255	610
	Other	-	(7)

	Tax Adjustments
	Tax impact on special item adjustments [4]	(2,769)	(900)
	Tax legislation and other tax related	84	149
	Adjusted Net Earnings from Continuing Operations, after tax	$19,847	$18,364
	Average shares outstanding (Diluted)	2,603.4	2,667.5
	Adjusted net earnings per share (Diluted) from Continuing Operations	$7.62	$6.89
	Operational adjusted net earnings per share (Diluted) from Continuing Operations	$7.60

	Notes:
[1]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
[2]	In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring expenses of $149 million in the quarter ($424 million Q3 YTD) include the termination of partnered and non-partnered program costs and asset impairments.

	In the third quarter of 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expense in the quarter of $235 million primarily includes inventory and instrument reserves related to the market and product exits.
[3]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
THIRD QUARTER 2023 ACTUAL vs. 2022 ACTUAL

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	5.1%	10.0%	6.8%
U.S.	10.9%	11.6%	11.1%
International	(2.3)%	8.3%	1.6%

WW Currency	0.8	(0.4)	0.4
U.S.	—	—	—
International	2.0	(0.9)	0.9

WW Operational	4.3%	10.4%	6.4%
U.S.	10.9%	11.6%	11.1%
International	(4.3)%	9.2%	0.7%

Abiomed		(4.6)	(1.6)
U.S.		(7.6)	(2.3)
International		(1.7)	(0.6)

All Other Acquisitions and Divestitures	0.1	0.2	0.1
U.S.	0.0	0.3	0.1
International	0.2	0.1	0.2

WW Adjusted Operational	4.4%	6.0%	4.9%
U.S.	10.9%	4.3%	8.9%
International	(4.1)%	7.6%	0.3%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
NINE MONTHS 2023 ACTUAL vs. 2022 ACTUAL

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	4.2%	10.0%	6.2%
U.S.	8.8%	14.2%	10.5%
International	(1.2)%	6.2%	1.5%

WW Currency	(0.9)	(2.0)	(1.3)
U.S.	—	—	—
International	(2.0)	(3.8)	(2.7)

WW Operational	5.1%	12.0%	7.5%
U.S.	8.8%	14.2%	10.5%
International	0.8%	10.0%	4.2%

Abiomed		(4.7)	(1.6)
U.S.		(7.9)	(2.5)
International		(1.6)	(0.6)

All Other Acquisitions and Divestitures	0.1	0.1	0.1
U.S.	0.0	0.1	0.0
International	0.2	0.0	0.1

WW Adjusted Operational	5.2%	7.4%	6.0%
U.S.	8.8%	6.4%	8.0%
International	1.0%	8.4%	3.7%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)

IMMUNOLOGY
US	$3,193	2,876	11.0%	11.0%	—%
Intl	1,656	1,411	17.4	15.2	2.2
WW	4,849	4,287	13.1	12.4	0.7
REMICADE
US	296	350	(15.4)	(15.4)	—
US Exports (5)	38	39	(2.5)	(2.5)	—
Intl	127	169	(25.1)	(24.3)	(0.8)
WW	461	558	(17.4)	(17.1)	(0.3)
SIMPONI / SIMPONI ARIA
US	310	298	3.9	3.9	—
Intl	319	248	29.1	30.2	(1.1)
WW	629	545	15.3	15.8	(0.5)
STELARA
US	1,912	1,655	15.5	15.5	—
Intl	951	794	19.9	16.2	3.7
WW	2,864	2,449	16.9	15.8	1.1
TREMFYA
US	634	530	19.6	19.6	—
Intl	258	200	29.0	26.3	2.7
WW	891	729	22.2	21.5	0.7
OTHER IMMUNOLOGY
US	2	5	(47.1)	(47.1)	—
Intl	0	0	—	—	—
WW	2	5	(47.1)	(47.1)	—

INFECTIOUS DISEASES
US	360	390	(7.8)	(7.8)	—
Intl	500	905	(44.8)	(50.7)	5.9
WW	859	1,295	(33.6)	(37.8)	4.2
COVID-19 VACCINE
US	0	0	—	—	—
Intl	41	489	(91.5)	(97.8)	6.3
WW	41	489	(91.5)	(97.8)	6.3
EDURANT / rilpivirine
US	9	9	10.2	10.2	—
Intl	287	237	21.4	13.4	8.0
WW	297	245	21.0	13.3	7.7
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	345	372	(7.3)	(7.3)	—
Intl	102	112	(9.5)	(15.0)	5.5
WW	447	485	(7.8)	(9.0)	1.2
OTHER INFECTIOUS DISEASES
US	5	10	(42.7)	(42.7)	—
Intl	69	68	2.0	5.5	(3.5)
WW	74	77	(3.6)	(0.5)	(3.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)(Continued)

NEUROSCIENCE
US	$1,036	919	12.7%	12.7%	—%
Intl	706	763	(7.4)	(5.1)	(2.3)
WW	1,742	1,681	3.6	4.6	(1.0)
CONCERTA / methylphenidate
US	57	41	38.1	38.1	—
Intl	133	117	13.6	15.5	(1.9)
WW	189	158	20.0	21.4	(1.4)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	730	684	6.8	6.8	—
Intl	299	348	(14.0)	(14.4)	0.4
WW	1,029	1,031	(0.2)	(0.3)	0.1
SPRAVATO
US	154	88	75.1	75.1	—
Intl	29	12	*	*	*
WW	183	100	82.1	81.0	1.1
OTHER NEUROSCIENCE
US	94	106	(11.3)	(11.3)	—
Intl	245	286	(13.9)	(7.8)	(6.1)
WW	340	393	(13.2)	(8.7)	(4.5)

ONCOLOGY
US	2,219	1,812	22.5	22.5	—
Intl	2,313	2,252	2.7	0.7	2.0
WW	4,533	4,064	11.5	10.4	1.1
CARVYKTI
US	140	55	*	*	—
Intl	12	—	*	*	—
WW	152	55	*	*	—
DARZALEX
US	1,369	1,097	24.8	24.8	—
Intl	1,130	955	18.3	16.0	2.3
WW	2,499	2,052	21.8	20.7	1.1
ERLEADA
US	288	254	12.9	12.9	—
Intl	342	235	45.8	42.3	3.5
WW	631	490	28.7	27.0	1.7
IMBRUVICA
US	264	353	(25.2)	(25.2)	—
Intl	545	559	(2.5)	(4.6)	2.1
WW	808	911	(11.3)	(12.6)	1.3
ZYTIGA / abiraterone acetate
US	16	16	(2.8)	(2.8)	—
Intl	199	440	(54.9)	(55.1)	0.2
WW	214	456	(53.0)	(53.2)	0.2
OTHER ONCOLOGY
US	143	37	*	*	—
Intl	86	64	34.5	30.4	4.1
WW	229	100	*	*	*

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)(Continued)

PULMONARY HYPERTENSION
US	$680	604	12.6%	12.6%	—%
Intl	274	247	10.5	11.7	(1.2)
WW	954	852	12.0	12.4	(0.4)
OPSUMIT
US	323	289	12.2	12.2	—
Intl	166	152	9.3	8.6	0.7
WW	490	441	11.2	10.9	0.3
UPTRAVI
US	336	283	18.9	18.9	—
Intl	66	50	30.9	33.8	(2.9)
WW	402	333	20.7	21.1	(0.4)
OTHER PULMONARY HYPERTENSION
US	20	33	(37.1)	(37.1)	—
Intl	42	46	(7.5)	(2.1)	(5.4)
WW	63	78	(19.8)	(16.6)	(3.2)

CARDIOVASCULAR / METABOLISM / OTHER
US	763	837	(8.8)	(8.8)	—
Intl	194	198	(2.1)	(4.7)	2.6
WW	957	1,034	(7.5)	(8.0)	0.5
XARELTO
US	625	689	(9.4)	(9.4)	—
Intl	—	—	—	—	—
WW	625	689	(9.4)	(9.4)	—
OTHER
US	139	147	(6.1)	(6.1)	—
Intl	194	198	(2.1)	(4.7)	2.6
WW	332	345	(3.8)	(5.3)	1.5

TOTAL INNOVATIVE MEDICINE
US	8,249	7,438	10.9	10.9	—
Intl	5,644	5,776	(2.3)	(4.3)	2.0
WW	$13,893	13,214	5.1%	4.3%	0.8%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2,3)

INTERVENTIONAL SOLUTIONS
US	$891	547	63.0%	63.0%	—%
Intl	667	513	29.9	32.2	(2.3)
WW	1,558	1,060	47.0	48.1	(1.1)

ELECTROPHYSIOLOGY
US	611	520	17.6	17.6	—
Intl	549	453	21.2	23.4	(2.2)
WW	1,161	973	19.3	20.3	(1.0)

ABIOMED
US	254	—	*	*	—
Intl	57	—	*	*	—
WW	311	—	*	*	—

OTHER INTERVENTIONAL SOLUTIONS
US	26	27	(3.2)	(3.2)	—
Intl	61	60	1.0	3.7	(2.7)
WW	87	87	(0.3)	1.6	(1.9)

ORTHOPAEDICS
US	1,349	1,309	3.1	3.1	—
Intl	815	785	3.9	1.7	2.2
WW	2,164	2,095	3.4	2.6	0.8

HIPS
US	239	228	4.9	4.9	—
Intl	136	124	9.3	7.3	2.0
WW	375	352	6.5	5.8	0.7

KNEES
US	207	203	2.3	2.3	—
Intl	131	115	14.6	11.7	2.9
WW	338	317	6.7	5.7	1.0

TRAUMA
US	488	473	3.2	3.2	—
Intl	253	244	4.2	0.8	3.4
WW	742	717	3.5	2.4	1.1

SPINE, SPORTS & OTHER
US	415	406	2.3	2.3	—
Intl	295	303	(2.6)	(3.6)	1.0
WW	710	708	0.2	(0.2)	0.4

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2,3)(Continued)

SURGERY
US	$994	984	1.1%	1.1%	—%
Intl	1,483	1,439	3.1	4.6	(1.5)
WW	2,479	2,422	2.3	3.2	(0.9)

ADVANCED
US	455	457	(0.4)	(0.4)	—
Intl	709	701	1.0	2.7	(1.7)
WW	1,164	1,158	0.5	1.5	(1.0)

GENERAL
US	540	527	2.4	2.4	—
Intl	775	737	5.1	6.5	(1.4)
WW	1,314	1,264	4.0	4.8	(0.8)

VISION
US	512	517	(1.0)	(1.0)	—
Intl	744	689	8.1	10.1	(2.0)
WW	1,256	1,206	4.2	5.4	(1.2)

CONTACT LENSES / OTHER
US	399	405	(1.2)	(1.2)	—
Intl	529	503	4.9	8.2	(3.3)
WW	928	908	2.2	4.0	(1.8)
SURGICAL
US	112	112	(0.1)	(0.1)	—
Intl	216	186	16.6	15.4	1.2
WW	328	298	10.3	9.5	0.8

TOTAL MEDTECH
US	3,747	3,356	11.6	11.6	—
Intl	3,711	3,426	8.3	9.2	(0.9)
WW	$7,458	6,782	10.0%	10.4%	(0.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)

IMMUNOLOGY
US	$8,506	8,230	3.3%	3.3%	—%
Intl	4,951	4,587	7.9	10.3	(2.4)
WW	13,457	12,817	5.0	5.9	(0.9)
REMICADE
US	849	1,099	(22.7)	(22.7)	—
US Exports (5)	112	163	(31.3)	(31.3)	—
Intl	449	606	(25.9)	(23.0)	(2.9)
WW	1,410	1,868	(24.5)	(23.6)	(0.9)
SIMPONI / SIMPONI ARIA
US	866	886	(2.3)	(2.3)	—
Intl	829	797	4.1	8.6	(4.5)
WW	1,695	1,682	0.8	2.9	(2.1)
STELARA
US	5,180	4,766	8.7	8.7	—
Intl	2,925	2,571	13.8	15.5	(1.7)
WW	8,105	7,336	10.5	11.1	(0.6)
TREMFYA
US	1,490	1,303	14.4	14.4	—
Intl	747	613	21.9	24.0	(2.1)
WW	2,237	1,916	16.8	17.4	(0.6)
OTHER IMMUNOLOGY
US	9	14	(36.1)	(36.1)	—
Intl	0	0	—	—	—
WW	9	14	(36.1)	(36.1)	—

INFECTIOUS DISEASES
US	1,147	1,266	(9.4)	(9.4)	—
Intl	2,420	2,642	(8.4)	(9.3)	0.9
WW	3,566	3,908	(8.7)	(9.3)	0.6
COVID-19 VACCINE
US	0	120	*	*	—
Intl	1,073	1,370	(21.6)	(23.0)	1.4
WW	1,073	1,490	(27.9)	(29.2)	1.3
EDURANT / rilpivirine
US	26	27	(0.5)	(0.5)	—
Intl	816	691	18.2	16.4	1.8
WW	843	718	17.5	15.8	1.7
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,105	1,096	0.9	0.9	—
Intl	310	354	(12.5)	(13.0)	0.5
WW	1,415	1,450	(2.4)	(2.5)	0.1
OTHER INFECTIOUS DISEASES
US	15	24	(35.5)	(35.5)	—
Intl	220	228	(3.4)	0.8	(4.2)
WW	235	251	(6.4)	(2.6)	(3.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)(Continued)

NEUROSCIENCE
US	$3,043	2,658	14.5%	14.5%	—%
Intl	2,296	2,498	(8.1)	(4.2)	(3.9)
WW	5,339	5,156	3.5	5.4	(1.9)
CONCERTA / methylphenidate
US	191	114	67.4	67.4	—
Intl	412	362	13.8	19.0	(5.2)
WW	603	476	26.7	30.7	(4.0)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	2,164	2,036	6.3	6.3	—
Intl	940	1,097	(14.3)	(11.9)	(2.4)
WW	3,104	3,132	(0.9)	(0.1)	(0.8)
SPRAVATO
US	409	223	83.1	83.1	—
Intl	74	32	*	*	*
WW	483	255	88.8	88.7	0.1
OTHER NEUROSCIENCE
US	278	285	(2.3)	(2.3)	—
Intl	870	1,007	(13.5)	(8.5)	(5.0)
WW	1,149	1,293	(11.0)	(7.1)	(3.9)

ONCOLOGY
US	6,177	5,073	21.8	21.8	—
Intl	6,865	6,983	(1.7)	0.3	(2.0)
WW	13,043	12,056	8.2	9.3	(1.1)
CARVYKTI
US	324	79	*	*	—
Intl	17	—	*	*	—
WW	341	79	*	*	—
DARZALEX
US	3,882	3,071	26.4	26.4	—
Intl	3,312	2,823	17.3	19.7	(2.4)
WW	7,194	5,894	22.1	23.2	(1.1)
ERLEADA
US	778	693	12.2	12.2	—
Intl	961	647	48.7	51.0	(2.3)
WW	1,740	1,340	29.8	30.9	(1.1)
IMBRUVICA
US	796	1,072	(25.8)	(25.8)	—
Intl	1,681	1,847	(9.0)	(7.6)	(1.4)
WW	2,476	2,918	(15.2)	(14.2)	(1.0)
ZYTIGA / abiraterone acetate
US	41	54	(24.9)	(24.9)	—
Intl	646	1,446	(55.3)	(53.6)	(1.7)
WW	686	1,500	(54.2)	(52.6)	(1.6)
OTHER ONCOLOGY
US	357	104	*	*	—
Intl	248	220	12.5	13.8	(1.3)
WW	605	324	86.5	87.4	(0.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
INNOVATIVE MEDICINE SEGMENT (2,3,4)(Continued)

PULMONARY HYPERTENSION
US	$1,964	1,736	13.1%	13.1%	—%
Intl	835	810	3.0	7.4	(4.4)
WW	2,798	2,547	9.9	11.3	(1.4)
OPSUMIT
US	924	827	11.8	11.8	—
Intl	512	495	3.5	6.8	(3.3)
WW	1,437	1,322	8.7	9.9	(1.2)
UPTRAVI
US	978	824	18.7	18.7	—
Intl	185	162	14.1	18.6	(4.5)
WW	1,163	986	18.0	18.7	(0.7)
OTHER PULMONARY HYPERTENSION
US	61	86	(28.4)	(28.4)	—
Intl	137	154	(10.5)	(2.6)	(7.9)
WW	199	239	(16.9)	(11.8)	(5.1)

CARDIOVASCULAR / METABOLISM / OTHER
US	2,254	2,266	(0.5)	(0.5)	—
Intl	580	651	(10.8)	(9.8)	(1.0)
WW	2,834	2,916	(2.8)	(2.6)	(0.2)
XARELTO
US	1,840	1,806	1.9	1.9	—
Intl	—	—	—	—	—
WW	1,840	1,806	1.9	1.9	—
OTHER
US	414	459	(9.9)	(9.9)	—
Intl	580	651	(10.8)	(9.8)	(1.0)
WW	994	1,110	(10.5)	(9.8)	(0.7)

TOTAL INNOVATIVE MEDICINE
US	23,090	21,229	8.8	8.8	—
Intl	17,947	18,171	(1.2)	0.8	(2.0)
WW	$41,037	39,400	4.2%	5.1%	(0.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2,3)

INTERVENTIONAL SOLUTIONS
US	$2,662	1,566	70.0%	70.0%	—%
Intl	2,019	1,636	23.4	28.6	(5.2)
WW	4,681	3,202	46.2	48.9	(2.7)

ELECTROPHYSIOLOGY
US	1,791	1,489	20.3	20.3	—
Intl	1,658	1,454	14.0	19.2	(5.2)
WW	3,449	2,943	17.2	19.8	(2.6)

ABIOMED
US	790	—	*	*	—
Intl	176	—	*	*	—
WW	966	—	*	*	—

OTHER INTERVENTIONAL SOLUTIONS
US	81	77	5.9	5.9	—
Intl	186	181	2.2	7.2	(5.0)
WW	267	258	3.3	6.8	(3.5)

ORTHOPAEDICS
US	4,100	3,936	4.2	4.2	—
Intl	2,574	2,504	2.8	4.9	(2.1)
WW	6,674	6,440	3.6	4.5	(0.9)

HIPS
US	730	693	5.4	5.4	—
Intl	432	437	(1.0)	1.1	(2.1)
WW	1,162	1,129	2.9	3.8	(0.9)

KNEES
US	654	620	5.6	5.6	—
Intl	415	386	7.7	9.7	(2.0)
WW	1,069	1,005	6.4	7.2	(0.8)

TRAUMA
US	1,462	1,412	3.5	3.5	—
Intl	775	749	3.5	5.0	(1.5)
WW	2,238	2,161	3.5	4.0	(0.5)

SPINE, SPORTS & OTHER
US	1,254	1,211	3.5	3.5	—
Intl	952	933	2.0	4.7	(2.7)
WW	2,205	2,144	2.8	4.0	(1.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2023	2022	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2,3)(Continued)

SURGERY
US	$2,984	2,897	3.0%	3.0%	—%
Intl	4,522	4,410	2.6	6.7	(4.1)
WW	7,507	7,306	2.7	5.3	(2.6)

ADVANCED
US	1,365	1,328	2.8	2.8	—
Intl	2,139	2,132	0.3	4.5	(4.2)
WW	3,504	3,460	1.3	3.8	(2.5)

GENERAL
US	1,619	1,569	3.2	3.2	—
Intl	2,383	2,277	4.7	8.8	(4.1)
WW	4,002	3,846	4.1	6.5	(2.4)

VISION
US	1,599	1,534	4.2	4.2	—
Intl	2,265	2,170	4.4	8.3	(3.9)
WW	3,864	3,704	4.3	6.6	(2.3)

CONTACT LENSES / OTHER
US	1,252	1,179	6.2	6.2	—
Intl	1,568	1,533	2.3	7.0	(4.7)
WW	2,820	2,712	4.0	6.6	(2.6)
SURGICAL
US	346	355	(2.5)	(2.5)	—
Intl	698	637	9.6	11.7	(2.1)
WW	1,044	992	5.3	6.6	(1.3)

TOTAL MEDTECH
US	11,345	9,932	14.2	14.2	—
Intl	11,382	10,719	6.2	10.0	(3.8)
WW	$22,727	20,651	10.0%	12.0%	(2.0)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Previously referred to as Pharmaceutical
(5) Reported as U.S. sales

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2023	2022	Total	Operations	Currency

Innovative Medicine
U.S.	$8,249	7,438	10.9%	10.9	-
International	5,644	5,776	(2.3)	(4.3)	2.0
Worldwide	13,893	13,214	5.1	4.3	0.8

COVID-19 Vaccine
U.S.	-	-	-	-	-
International	41	489	(91.5)	(97.8)	6.3
Worldwide	41	489	(91.5)	(97.8)	6.3

Innovative Medicine excluding COVID-19 Vaccine
U.S.	8,249	7,438	10.9	10.9	-
International	5,603	5,287	5.9	4.3	1.6
Worldwide	13,852	12,725	8.9	8.2	0.7

Worldwide
U.S.	11,996	10,794	11.1	11.1	-
International	9,355	9,202	1.6	0.7	0.9
Worldwide	21,351	19,996	6.8	6.4	0.4

COVID-19 Vaccine
U.S.	-	-	-	-	-
International	41	489	(91.5)	(97.8)	6.3
Worldwide	41	489	(91.5)	(97.8)	6.3

Worldwide
U.S.	11,996	10,794	11.1	11.1	-
International	9,314	8,713	6.9	6.3	0.6
Worldwide excluding COVID-19 Vaccine	$21,310	19,507	9.2%	9.0	0.2

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	NINE MONTHS
			% Change
	2023	2022	Total	Operations	Currency

Innovative Medicine
U.S.	$23,090	21,229	8.8%	8.8	-
International	17,947	18,171	(1.2)	0.8	(2.0)
Worldwide	41,037	39,400	4.2	5.1	(0.9)

COVID-19 Vaccine
U.S.	-	120	*	*	-
International	1,073	1,370	(21.6)	(23.0)	1.4
Worldwide	1,073	1,490	(27.9)	(29.2)	1.3

Innovative Medicine excluding COVID-19 Vaccine
U.S.	23,090	21,109	9.4	9.4	-
International	16,874	16,801	0.4	2.7	(2.3)
Worldwide	39,964	37,910	5.4	6.4	(1.0)

Worldwide
U.S.	34,435	31,161	10.5	10.5	-
International	29,329	28,890	1.5	4.2	(2.7)
Worldwide	63,764	60,051	6.2	7.5	(1.3)

COVID-19 Vaccine
U.S.	-	120	*	*	-
International	1,073	1,370	(21.6)	(23.0)	1.4
Worldwide	1,073	1,490	(27.9)	(29.2)	1.3

Worldwide
U.S.	34,435	31,041	10.9	10.9	-
International	28,256	27,520	2.7	5.5	(2.8)
Worldwide excluding COVID-19 Vaccine	$62,691	58,561	7.1%	8.4	(1.3)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful